SECURITIES & EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): January 7, 2004
                                                        -----------------


                             CENTRAL COAST BANCORP
             -----------------------------------------------------
            (Exact name of registrant as specified in its charter)



STATE OF CALIFORNIA                     0-25418                77-0367061
-----------------------------          ----------           ----------------
(State or other jurisdiction)         (Commission file      (I.R.S. Employer
of incorporation or organization)      number)              Identification No.)



301 Main Street, Salinas, California                            93901
--------------------------------------                         --------
(Address of Principal Executive Offices)                      (Zip Code)

Registrants telephone number including area code:          (831) 422-6642
                                                        --------------------

                                Not Applicable
         -------------------------------------------------------------
        (Former name or former address, if changed since last report).



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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (a)   FINANCIAL STATEMENTS.

              Not Applicable.

        (b)   PRO FORMA FINANCIAL INFORMATION.

              Not Applicable.

        (c)   EXHIBITS.

              (99.1)    Press Release dated January 7, 2004

Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The Registrant issued a press release dated January 7, 2004 announcing a first time ever achievement - total assets of approximately $1,037,000 as of December 31, 2003.



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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       CENTRAL COAST BANCORP


Date:  January 7, 2004              By: /s/ ROBERT M. STANBERRY
                                       ----------------------------
                                       Robert M. Stanberry, CFO



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